Exhibit 10.25.19

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 18

TO

CAPACITY PURCHASE AGREEMENT

This Amendment No. 18 to Capacity Purchase Agreement (this “Amendment”) is dated as of December 22, 2023 (the “Amendment No. 18 Effective Date”), between American Airlines, Inc., a Delaware corporation (together with its successors and permitted assigns, “American”), and Republic Airways Inc. (together with its permitted successors and assigns, “Contractor”).

WHEREAS, on January 23, 2013, American entered into that certain Capacity Purchase Agreement with Contractor (as amended, modified and supplemented from time to time, the “Capacity Purchase Agreement”) to establish the terms by which Contractor will provide regional airline services utilizing certain Covered Aircraft on behalf of American;

WHEREAS, on February 28, 2013, American entered into that certain Amendment No. 1 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 2, 2016, American entered into that certain Amendment No. 2 to Capacity Purchase Agreement with Contractor (as such Amendment No. 2 was amended by that certain Letter Agreement dated as of October 11, 2016);

WHEREAS, on October 12, 2017, American entered into that certain Amendment No. 3 to Capacity Purchase Agreement with Contractor;

WHEREAS, on November 3, 2017, American entered into that certain Amendment No. 4 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 15, 2017, American entered into that certain Amendment No. 5 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 23, 2018, American entered into that certain Amendment No. 6 to Capacity Purchase Agreement with Contractor;

WHEREAS, on September 28, 2018, American entered into that certain Amendment No. 7 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 23, 2019, American entered into that certain Amendment No. 8 to Capacity Purchase Agreement with Contractor;

WHEREAS, December 16, 2019, American entered into that certain Amendment No. 9 to Capacity Purchase Agreement with Contractor;

WHEREAS, April 8, 2020, American entered into that certain Amendment No. 10 to Capacity Purchase Agreement with Contractor;

WHEREAS, June 22, 2020, American entered into that certain Supplemental Agreement and Amendment No. 11 to Capacity Purchase Agreement with Contractor;

WHEREAS, on December 17, 2020, American entered into that certain Supplemental Agreement and Amendment No. 12 to Capacity Purchase Agreement with Contractor;

WHEREAS, on May 26, 2021, American entered into that certain Supplemental Agreement and Amendment No. 13 to Capacity Purchase Agreement with Contractor;

WHEREAS, on May 28, 2021, American entered into that certain Amendment No. 14 to Capacity Purchase Agreement with Contractor;

WHEREAS, on July 26, 2022, American entered into that certain Amendment No. 15 to Capacity Purchase Agreement with Contractor;

WHEREAS, on February 24, 2023, American entered into that certain Amendment No. 16 to Capacity Purchase Agreement with Contractor;

WHEREAS, on April 12, 2023, American entered into that certain Amendment No. 17 to Capacity Purchase Agreement with Contractor;

WHEREAS, it is in the best interests of the parties hereto to further amend the Capacity Purchase Agreement to reflect the agreements set forth herein; and

WHEREAS, all capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Capacity Purchase Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, American, on the one hand, and Contractor, on the other hand, agree to the following with respect to the Capacity Purchase Agreement:

1.	American’s Notice information contained in Section 13.01 is hereby amended and restated as follows:

If to American, to:

Attn: Managing Director – American Eagle

Strategy and Operations

American Airlines, Inc.

1 Skyview Drive

Fort Worth, TX 76155

Mail Drop 8D205

[***]

with copies delivered at the same address to the attention of:

Senior Vice President, American Eagle and Cargo

[***]

and

2

Vice President of Commercial and Deputy General Counsel

[***]

If to American pursuant to Section 13.06(b), a copy of such Notice shall also be provided to:

Attn: Corporate Communications Department

American Airlines, Inc.

1 Skyview Drive

Fort Worth, TX 76155

Mail Drop DFW-SV08 8C.2S.060A

[***]

and

Attn: Managing Director - American Eagle

Strategy and Operations

American Airlines, Inc.

1 Skyview Drive

Fort Worth, TX 76155

Mail Drop 8D205

[***]

And if to American pursuant to Exhibit D, to:

[***], with a copy delivered personally or by prepaid overnight confirmed delivery service to the attention of:

Data Privacy Officer

American Airlines, Inc.

1 Skyview Drive

MD 8B503

Ft. Worth, TX 76155

2.	Schedule 1 of the Capacity Purchase Agreement (Covered Aircraft) is hereby deleted in its entirety and replaced with Schedule 1 ([***]) attached to this Amendment.

3.	Schedule 1(a) of the Capacity Purchase Agreement ([***]) is hereby deleted in its entirety and replaced with Schedule 1(a)( [***]) attached to this Amendment.

4.

Schedule 1(b) of the Capacity Purchase Agreement ([***]) is hereby deleted in its entirety and replaced with Schedule 1(b) attached to this Amendment. Notwithstanding Section 3.06(a) of the Capacity Purchase Agreement, references to the [***] in the Capacity Purchase Agreement shall be deemed to be references to the [***] .

3

5.	Schedule 1(c) of the Capacity Purchase Agreement ([***]) is hereby deleted in its entirety and replaced with Schedule 1(c)( [***]) attached to this Amendment.

6.	Effective as of [***], [***] is hereby amended and restated to read as follows:

C.	[Reserved]

7.	Effective as of [***], with respect to the Covered Aircraft [***].

8.	The Parties acknowledge and agree that:

[***]

9.	Clause (v) of Section I(A) of Schedule 7 of the Capacity Purchase Agreement (Primary Drivers) is hereby amended and restated to read as follows:

[***]

10.	Effective as of [***], Item 3 in Section I(B) of Schedule 7 of the Capacity Purchase Agreement ([***]) is hereby deleted and replaced with the following:

[***]

11.	Effective as of [***], Section II(A) of Schedule 7 of the Capacity Purchase Agreement ([***]) is hereby amended and restated to read as follows:

[***]

12.	Section V of Schedule 7 of the Capacity Purchase Agreement ([***]) is hereby amended and restated to read as follows:

[***]

13.	Section VI of Schedule 7 of the Capacity Purchase Agreement ([***]) is hereby amended and restated to read as follows:

[***]

14.	The definitions of [***] and [***] on Exhibit A of the Capacity Purchase Agreement are hereby amended and restated to read as follows:

[***]

15.	Exhibit A (Definitions) of the Capacity Purchase Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

4

“Amendment No. 18” shall mean that certain Amendment No. 18 to the Capacity Purchase Agreement between the Parties, dated as of December 22, 2023.

“Amendment No. 18 Effective Date” shall mean December 22, 2023.

16.	The definition of [***] on Exhibit A of the Capacity Purchase Agreement is hereby deleted.

17.	For consideration of entry into this Amendment, Contractor agrees to [***].

18.	[***]

19.

The Parties hereby acknowledge and represent to each other that after giving effect to the terms hereof, each representation and warranty of Contractor contained in the Capacity Purchase Agreement [***] is true and correct in all material respects on the Amendment No. 18 Effective Date.

20.

Except as amended and modified hereby, any and all of the terms and provisions of the Capacity Purchase Agreement shall remain in full force and effect and are hereby in all respects ratified and confirmed by American and Contractor. Each of American and Contractor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of American or Contractor under the Capacity Purchase Agreement. Each reference in the Capacity Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Capacity Purchase Agreement or other agreements, documents or other instruments executed and delivered pursuant to the Capacity Purchase Agreement to the “Capacity Purchase Agreement”, shall mean and be a reference to the Capacity Purchase Agreement as amended by this Amendment.

21.

THIS AMENDMENT, THE CAPACITY PURCHASE AGREEMENT, THE OTHER RELATED AGREEMENTS AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH WHEN TAKEN TOGETHER REPRESENT THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

5

IN WITNESS WHEREOF, American and Contractor have executed this Amendment as of the Amendment No. 18 Effective Date.

AMERICAN AIRLINES, INC.

By:	/s/ Heather Garboden
Name:	Heather Garboden
Title:	Senior Vice President, American Eagle & Cargo

REPUBLIC AIRWAYS INC.

By:	/s/ Joseph P. Allman
Name:	Joseph P. Allman
Title:	Senior Vice President, CFO

Signature Page – Amendment No. 18 to the Capacity Purchase Agreement

SCHEDULE 1

[***]

SCHEDULE 1(a)

SCHEDULE 1(a)

[***]

SCHEDULE 1(a)

SCHEDULE 1(b)

RESERVED

SCHEDULE 1(b)

SCHEDULE 1(c)

[***]

SCHEDULE 1(c)